C. John Wilder

Chief Executive Officer

September 8, 2004

Lehman Brothers Annual

CEO Energy/Power Conference

This presentation contains forward-looking statements, including information provided at the May 18th investor conference, which are subject to various risks and uncertainties.  Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in the company's SEC filings.  In addition to the risks and uncertainties set forth in the company's SEC filings,  the forward-looking statements in this presentation could be affected by the ability of the purchaser to obtain all necessary governmental and other approvals and consents for the acquisition of TXU Gas and the ability of the company to implement the initiatives that are part of its restructuring, operational improvement and cost reduction program, and the terms under which the company executes those transactions or initiatives.

Regulation G

This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measure is included in the appendix of the printed version of the slides and the version included on the company’s website at www.txucorp.com under Investor Resources/Presentations.

Safe Harbor Statement & Regulation G

Today’s Agenda

Conclusions

Key Messages

Business

Model

Key Objectives

Business Positioning/Strategy

Performance

Improvement

Phases of Restructuring

Size of Improvement
Opportunity

Examples

TXU Is Focused On Achieving A Clear Set Of Objectives…

Achieve industry-leading safety performance

Achieve top decile reliability

Achieve top decile cost performance

Earn allowable return

Capitalize on
benefits of
integrated
business
model

Achieve top decile production performance

Achieve top decile cost performance

Develop high-performance culture

Provide exceptional customer service

Retain and grow profitable customer base

Achieve top decile purchased power
performance

Profitably allocate capital and risk

Enforce clear risk guidelines and controls

Build high-performance management systems
and culture

TXU Energy

Corporate Center

… Across Three Advantaged Core Businesses

Assets

Operational
earnings

$1.3

$2.2

TXU Power

TXU Energy

TXU Electric

Delivery

OCF

$23.2

100% =

57%

75%

66%

25%

43%

34%

Size and shape of TXU’s businesses

05E; $ billions and percent

TXU Electric Delivery’s Strong Competitive Position…

Large customer base

03; Millions of customers

Large infrastructure

03; Thousands of miles of primary distribution lines

High growth

03-12E; Percent annual demand growth

Lowest rates in Texas

04; $ of monthly wire charges per customer

AEP

North

Center-
point

TNMP

AEP
Central

TXU

TXU

TXU

ERCOT

FRCC

SERC

ECAR

WECC

MAPP

MAAC

SPP

MAIN

NPCC

2.5

2.5

2.3

2.2

2.1

1.9

1.8

1.8

1.8

1.4

5.2

5.2

4.1

4.1

3.1

2.9

2.8

2.6

2.2

2.2

86

85

73

69

67

62

57

53

39

34.03

27.97

25.89

24.27

24.01

Source: FERC

EXC

PCG

SO

PGN

ETR

D

DUK

ED

FPL

Source: NERC

Source: PUC March 04

Source: Proprietary benchmarking study

143

…Will Help Drive High Performance

Total CAPEX

03-05; $ millions

Operational EPS

03-05; $ per share

SAIFI (non-storm)

03-07; Incidents per year (5 year average)

SAIDI (non-storm)

03-07; Minutes per year (5 year average)

543

650

1.27

1.00

1.17

04E

05E

03

0.68

0.98

0.771

44%

05E

07E

03

04E

05E

03

625

20%

05E

07E

03

82

74

81

247

296

315

315

335

310

1 Updated for second quarter 10-Q

Distribution

Transmission

TXU Power:  Well Mixed; Scaled Position; Growth Market…

Large portfolio

03; TWh of deregulated generation

TXU

152

73

63

52

50

48

48

45

41

40

NYMEX Henry Hub calendar strip gas prices

02-04; $/MMBtu

ERCOT full load average implied heat rate

04; MMBtu/MWh

Cumulative GWs

TXU units

3

6

9

12

15

18

21

24

10

20

30

40

50

60

70

80

Nuclear

(2.3
GW)

Lignite

(5.8 GW)

Gas

(10.2 GW)

Solid fuel capacity
provides low cost
baseload power

Gas fleet provides
shaping and ancillary
services

$2-3

increase

06

05

04

3

4

5

6

Robust wholesale prices

04; $ per MWh for 24X7 wholesale prices

NPCC

FRCC

MAAC

ERCOT

MAPP

SERC

SPP

MAIN

ECAR

58

49

44

43

41

37

37

36

33

Source: Platts

EXC

CPN

PPL

CEG

PEG

EIX

CNP

RRI

FE

Source: Platts

Baseload production volumes

03-052; TWh

Operational EPS

03-05; $ per share

ROIC
03-05; Percent

Baseload operating costs (excluding outages)

03-05; $ per MWh

32%

11.5

15.2

15.0

04E

05E

03

1.27

1.93

1.961

52%

04E

05E

03

04E

05E

03

04E

05E

03

…That Will Help Drive Sustainable Improvements

2%

61

63

62

14%

6.05

5.88

5.31

1 Updated for second quarter 10-Q

2 Includes dual unit nuclear outage in 05

TXU Energy: Largest Competitive Retailer In A Growth
Market…

Large competitive customer base

03; Millions of total customers

TXU

01

02

03

Highly competitive market

02-04; Number of certified ERCOT retailers

North Texas reputation for reliability

July 04; Percent

TXU

39

56

75

57

16

7

17

2.3

1.6

0.9

0.7

0.6

0.5

1.5

High growth

03-12E; Percent annual demand growth

ERCOT

FRCC

SERC

ECAR

WECC

MAPP

MAAC

SPP

MAIN

NPCC

2.5

2.5

2.3

2.2

2.1

1.9

1.8

1.8

1.8

1.4

Source: Platts

04E

84

RRI

Direct
Energy

Domin-

ion

Centr-

ica

Green
Mountain

Energy
America

Source: NERC

Source: PUC

…Resulting In Strong Performance

Customer first call resolution

03-05; Percent

Operational EPS

03–05; $ per share

Average speed of answer

03-05; Seconds

Customer satisfaction index

03-05; Percent

04E

05E

03

357%

04E

05E

03

04E

05E

03

04E

05E

03

12%

0.581

0.28

1.28

15

15

268

51

57

57

61

70

70

95%

15%

1 Updated for second quarter earnings release

Integration Of TXU Power And TXU Energy Reduces Volatility
And Provides A Natural Hedge…

Economics of TXU Energy (retail) and TXU Power (generation)

02-05; $/MWh (illustrative)

02

03

04E

05E

Wholesale 7X24 power price

Solid fuel fixed cost

Power

Margin

TXU Energy and TXU Power margins are counter-cyclical:

1.

As gas prices rise and Power margins expand, retail margins fall until the retail price (PTB) is raised

2.

As gas prices fall and Power margins contract, retail margins expand

Price-to-Beat (PTB)

Wires and shaping costs

Energy

Margin

…As Illustrated By TXU’s Hedge Against Falling Natural Gas
Prices…

0.28

(4%)

34.65

4.50

Plan change in
retail load

Low Gas Price1

Expected Gas

(10%)

(4%)

Change in Retail Load3

Percent

0.24

47.59

6.181

Plan change in
retail load

4.50

Cal 2005 Forward Gas Price

$/MMBtu

34.65

Wholesale Power Price2

$/MWh

0.08

EPS Variance to 05 Guidance

$/share

Higher churn
for retail load

TXU’s integrated business is currently balanced relative to natural gas prices in
05; the combined generation and retail business creates a natural hedge

1   2005 NYMEX  Average Gas Forward Curve as of September 2, 2004

2   24X7 market heat rate = 7.7 MMBtu/MWh

3  Percent change in price-to-beat customer load volume in North Texas and residential South Texas customers

…And Its Ability To Capture Gas Price Upside

Higher churn
for retail load

Plan change in
retail load

Plan change in
retail load

0.57

(4%)

54.67

7.10

High Gas Price4

Expected Gas

(10%)

(4%)

Change in Retail Load3

Percent

0.24

47.59

6.181

7.10

Cal 2005 Forward Gas Price

$/MMBtu

54.67

Wholesale Power Price2

$/MWh

0.52

EPS Variance to 05 Guidance

$/share

The integrated business enables TXU to maintain sustainable retail margins even during natural gas price increases

1      2005 NYMEX  Average Gas Forward Curve as of September 2, 2004

2      24X7 market heat rate = 7.7 MMBtu/MWh

3      Percent change in price-to-beat customer load volume in North Texas and residential South Texas customers

4      Assumes Fuel Factor adjustment @ 7.10 MMBtu/MWh

TXU’s Long Term Gas Exposure Is Further Mitigated By Our
Long Heat Rate Position

Heat rate position

04-08; TWh

ERCOT reserve margins2

00-08; Percent

05E

06E

07E

08E

00

01

02

03

05E

06E

07E

08E

04E

14

18

20

22

25

26

30

23

9

13

21

48

48

With little new capacity coming on line reserve margins will likely decline

As reserve margins decline, market heat rates are expected to increase

TXU’s long heat rate position helps to mitigate long term gas price downside

CCGT
overbuild

Assumes PTB is
a partial short
(50%)

23

23

1  Assumes $5.00 natural gas and PTB acts as a 50% short to heat rate

2  Based on ERCOT estimates;  assumes mothball units do not come back on line in future years

Although Wholesale Power Prices Would Decline With $4.50
Gas, Partially Offset By Heat Rate Uplift…

45

12

6

39

2005 24x7
wholesale
power price

Change due to
gas price
6.18    4.50

Change due to
heat rate
7.3    8.7

Illustrative
long- term
power price

Potential increases in heat rate are an offset to potential drops in gas prices

Power Price

05+; $/MWh

13%

…Retail Margins Would Remain Well Below Other Industries
When Normalized For Volatility…

Gross margin per volatility

99-04; No units

Gross margin

99-04 (except TXU=02-04); Percent

Specialty
apparel

Depart-
ment
stores

Grocery
stores

Super-
center
stores

Drug
stores

TXU
Retail

today

55

38

30

28

26

19

Specialty
apparel

Depart-
ment
stores

Grocery
stores

Super-
center
stores

Drug
stores

TXU

Retail

today

6.1

6.3

9.9

8.1

7.0

0.3

1  Defined as standard deviation of quarterly gross margin normalized by initial gross margin

TXU
Retail

long
term

25

Volatility1 of gross margin

99-04 (except TXU=02-04); Percent

Specialty
apparel

Depart-
ment
stores

Grocery
stores

Super-
center
stores

Drug
stores

TXU

retail

8.9

6.0

3.0

3.5

3.7

49.9

TXU
Retail

long
term

0.4

…Allowing TXU To Mitigate Wholesale Market Downside
Through The Integrated Business Model

Gross margin

05+; $ millions

TXU Energy

05

Illustrative long-
term case

($39/MWh power)

TXU Power

In this $4.50 gas price scenario, TXU’s integrated business model protects against the downward gas price movement through sustainable retail margins

3,360

3,245

$115 m

Today’s Agenda

Conclusions

Key Messages

Business

Model

Key Objectives

Business Positioning/Strategy

Performance

Improvement

Phases of Restructuring

Size of Improvement
Opportunity

Examples

TXU’s Three-Phase Restructuring Program

Develop rigorous cash
stewardship and capital allocation
philosophy

Leverage distinctive capabilities
to grow

Undertake comprehensive review
of business performance

Identify profitability
improvements based on detailed
assessments

Embed profitability improvement
targets in business plan

Execute no-regrets transactions

Improve financial flexibility

Capture “quick-hit” profitability
improvements

Assess key risks and implement
mitigation plans

What We Needed To Do

Sold TXU Australia, TXU Gas, and
TXU Fuel Co.

Deployed proceeds to repair
balance sheet

Strengthened contribution
margins

Implemented customer service
improvements

Phase 1:

Rationalize,
Restructure
& Restore
Profitability

Launched > 25 teams to develop
improvement plans

Link initiative targets to the
financial plan and incentive
compensation

Phase 2:

Strengthen
the Core &
Drive
Performance
Improvement

Implement capital allocation
philosophy

Pursue value-creating growth
opportunities

Phase 3:

Sustain and
Grow

Phase

How We Did It/

How We Are Doing It

We Divested Disadvantaged Businesses, Deploying Proceeds
To Improve Financial Flexibility

Phase 1: Sources of cash

04E; $ billions

Gas

Australia

TUFCO

Cash from ops

Cash Balances

Securitization

3.6

1.9

0.5

1.4

0.8

1.2

9.4

Phase 1: Uses of cash

04E; $ billions

Debt
repurchase

Equity
repurchase

Investments

6.21

2.12

0.9

9.4

Dividend

0.2

                   1 Includes debt assumed in asset sales and premiums

                   2 Includes equity portion of EPMI repurchase

TXU Has Achieved Significant Improvements In Customer
Service And Significantly Reduced Churn

Average speed of answer

03–04; Seconds

Customer abandonment rate

03–04; Percent

Churn in
1st half 03

Churn in
2nd half 03

Churn in
1st half 04

North Texas mass market customer net churn

03-04; Percent of customers

(3.5%)

(0.9%)

(2.8%)

03

August 04

03

August 04

96%

95%

68%

Phase 1 Significantly Reshaped TXU’s Financial Profile

Operational EPS
03-05; $ per share

Free cash flow
03-05; $ millions

716

1,200

720

68%

04E

05E

03

1.59

4.00

2.601

97%

04E

05E

03

ROIC
03-05; Percent

6.7

11.2

7.4

67%

04E

05E

03

Gross interest coverage

03-05; Ratio

3.0

6.3

3.3

110%

04E

05E

03

                   1  Updated for second quarter earnings release

Little Of The Improvement Has Come From Productivity
Gains…

2,773

2,246

527

71

2,175

O&M and SG&A costs

03-05; $ millions

1,665

1,395

270

50

1,445

1,108

851

257

121

730

O&M costs

03-05; $ millions

SG&A costs

03-05; $ millions

03

05
Plan

Less:
Gas,

Australia

03

Cont. Ops

Increase

4%

14%

3%

03

05
Plan

Less:
Gas,

Australia

03

Cont. Ops

Decrease

03

05
Plan

Less:
Gas,

Australia

03

Cont. Ops

Decrease

EPS improvements by major driver

03-05; $ per share

Improved
contribution
margin

SG&A
savings

03 to 05 EPS
improvement

Debt reduction/
balance
sheet
restructuring*

O&M cost
increases/
other

1.55

0.70

0.25

-0.10

2.41

…And Phase 1 Execution Is Largely Complete

Already Executed

Not Yet Executed

*  Includes dilution adjustments

TXU’s Three-Phase Restructuring Program

Develop rigorous cash
stewardship and capital allocation
philosophy

Leverage distinctive capabilities
to grow

Undertake comprehensive review
of business performance

Identify profitability
improvements based on detailed
assessments

Embed profitability improvement
targets in business plan

Execute no-regrets transactions

Improve financial flexibility

Capture “quick-hit” profitability
improvements

Assess key risks and implement
mitigation plans

What We Needed To Do

Sold TXU Australia, TXU Gas, and
TXU Fuel Co.

Deployed proceeds to repair
balance sheet

Strengthened contribution
margins

Implemented customer service
improvements

Phase 1:

Rationalize,
Restructure
& Restore
Profitability

Launched > 25 teams to develop
improvement plans

Link initiative targets to the
financial plan and incentive
compensation

Phase 2:

Strengthen
the Core &
Drive
Performance
Improvement

Implement capital allocation
philosophy

Pursue value-creating growth
opportunities

Phase 3:

Sustain and
Grow

Phase

How We Did It/

How We Are Doing It

Initial View Of Performance Improvements Will Come From
Many Bottom-Up Initiatives…

O&M and
Fuel
Costs

SG&A
Costs

Revenue

~$150 m

Initiatives

Baseload capacity and utilization

Customer retention

South Texas contribution margin

Large business contribution margin

Plant heat rate

Gas fleet utilization and purchased power

Baseload plant O&M costs

Supply chain costs

Overtime reduction

Benefits cost

Bad debt expense

Real estate and lease costs

Other SG&A costs

~$200 m

~$250 m

Annual EBIT

improvement opportunity

…Targeting Specific High Value Drivers

     3

   2

   1

   1

Example

40

60

100

$ millions

Leases/real estate

75

MCPE

2-3% > MCPE1

$/MWh

Wholesale purchased power

60

18

26

$000 / employee

Benefits

40

0.75%

1.4

% revenue

Bad debt

Corporate

100

92.5

86.5

%

Lignite capacity factor

65

9.0

12.0

$/MWh

Nuclear O&M costs

40

4.0

4.9

$/MWh

Lignite O&M costs

50

94.5

88.5

%

Nuclear capacity factor

TXU Energy

15

2.0%

4.0%

Year over year
% volume

Residential load

640

05

Phase 1 plan

$

Unit

540

Target

TXU Power

100

SG&A costs2

Value Driver

Potential EBIT
improvement

(millions)

Top-down benchmarks highlight a ~$600 m improvement opportunity

1  Market clearing price of energy

2  Excluding bad debt

Example 1 - Baseload Pilots Are Developing Bottom-Up
Performance Improvement Estimates…

Estimated long-term EBIT improvement

04; Percent

EFOR
reduction1

Increased
plant
capacity

Utilization

Main-
tenance

Contractor
Management

Other
O&M

Heat rate
improve-
ment

Scheduled
outage

Capability/availability

O&M

Total
improve-
ment

1   EFOR-Equivalent Forced Outage Rate

Capturing similar opportunities across the network can be a

$140 m EBIT opportunity

…Based On Detailed Analysis Of Plant Maintenance…

1 Tool time defined as value-added portion of activity (i.e., on tools fixing it right the first time)

Total
time

Tool
time1

Transport
(driving
tools to job)

Rework

Discuss
job
specifics

Walking
to/from
job site

Search for
materials/
tools

Waiting
time

Non-value added time

Incidental time

Value-added time

Failure to use
transportation
(e.g., bicycle)

Waiting on clearance

Excess break time

Wrong part number on
work order

Gasket out of stock

World-class
= 60%

Observation for
a planned and
scheduled job
during day shift

Maintenance efficiency can be a $15 m EBIT opportunity

Tool time

04; Percent of total time

…Process Improvement…

Dragline changeout process

04; Hours

Old
process

Current
process

Dragline OEE1

04; Percent

04

Target

Dragline process improvements can increase productivity by 40%

50%

1 Overall equipment efficiency

41%

Consistent operator high performance can be a $2 m EBIT opportunity

…Capacity Utilization…

1 Excludes all conditions out of the operators control (e.g., equipment failures, low Btu fuel)

1

2

3

4

5

6

7

8

9

10

Operator

Operator performance

04; Average MW achieved

Relief Operator

Primary Operator

…And Strategic Sourcing

Power MRO1 suppliers

04; Number

04

Target

Annual power MRO spend

04; $ millions

04

Target

Power MRO sourcing can be a $10 m EBIT opportunity

89%

20%

1 Maintenance, repair, and operations

Example 2 - Reducing Residential Churn…

Billing and other

Satisfaction with agent

First call resolution

Poor access (ASA,
hold, IVR satisfaction)

100%

A full year 1% reduction in customer churn can be a $7.5 m EBIT opportunity

Reason for poor experience

04; Percent

Customer research
indicates that 20 –
40% of customer
switch due to a
poor “customer
experience”

0:17
2:04
0:15
1:02
0:30
2:01
1:55
2:28
0:52
2:23
0:16
1:24

…By Developing A Program To Deliver An Exceptional
Customer Access Experience

Average time to reach call representative

04; Minutes: seconds

Average
speed of
answer

Time in
Interactive
Voice
Response

Recent

ERCOT
competitor
A

Planned

2:21

2:31

4:23

3:15

1:40

1:17

TXU

ERCOT
competitor
B

Baby Bell
telephone
company

Leading
financial
services
company

Example 3:  We Are Attacking the SG&A Spend Categories
That Have Increased Over Time

SG&A costs from continuing operations

98-05E; $ millions

597

647

701

852

1,035

851

730

98

99

00

01

02

03

05E

Initiative teams are
systematically reviewing
drivers of increase

Headcount and
salaries

Insurance

Bad debt

3rd-party professional
spending

Achieving 98 SG&A cost levels with industrial company

productivity gains can be a $130 m EBIT opportunity

Today’s Agenda

Conclusions

Key Messages

Business

Model

Key Objectives

Business Positioning/Strategy

Performance

Improvement

Phases of Restructuring

Size of Improvement
Opportunity

Examples

TXU: A Sustainable Business Model; Phase 1 Restructuring
Nearly Complete; Ample Phase 2 Improvement Opportunities

Focused on structurally advantaged core businesses in high
growth markets

Integration of TXU Power and TXU Energy provide natural
commodity hedge

Strong TXU brand recognition provides key competitive
advantage

TXU’s financial profile has been rejuvenated

2X earnings power

70% increase in cash flow

Double digit ROIC

Top quartile financial flexibility

Phase II opportunities (~$600 m EBIT) provide significant
upside over the next 1 to 5 years

Regulation G Reconciliations

TXU management is currently unable to accurately estimate the impact of special items or changes in accounting principles or policies on  free cash flow, return on invested capital, total debt to total capitalization or gross interest coverage.  TXU is therefore currently unable to provide the most directly comparable GAAP measure to these items.

Appendix

Financial Measures

Operation and maintenance expenses are shown as “operating costs” on TXU Corp and segment income statements.

O&M

Capital expenditures

Capex

Operating revenues – cost of energy sold and delivery fees

Contribution margin

Interest and related charges from the income statement

Gross interest

Income from continuing operations before extraordinary items and cumulative effect of changes in accounting principles from the income statement

Income from
continuing operations

(Income from continuing operations before gross interest and income tax expense + depreciation and amortization) / Gross Interest

Gross Interest coverage

Income from continuing operations less preference share dividends and excluding special items / weighted average diluted common shares outstanding

Operational earnings per
share (non-GAAP)

Definition

Measure

Net income before gross interest and income tax expense

EBIT

Cash provided by operating activities – changes in assets and liabilities – capital expenditures (including nuclear fuel)

Free cash flow
(non-GAAP)

Cash provided by operating activities (GAAP) before changes in assets and liabilities

Operating cash flow (OCF)

Unusual non-recurring charges or gains, primarily related to implementation of the 4+4 performance improvement program.
Management excludes these in determining operational earnings for budget and performance management purposes

Special items

(Operational earnings + preference stock dividends + after-tax gross interest expense) / average total capitalization

Return on invested capital
(ROIC) (non-GAAP)

Reconciliation 1
TXU Electric Delivery Company
Operational earnings
For the year ended December 31, 2003; $ and shares in millions

40

Net income

258

$

Average shares of TXU Corp. common stock

outstanding - diluted (millions)

379

Operational earnings per share

0.68

$

Reconciliation 2
TXU Energy Company LLC
Operational EPS
For the year ended December 31, 2003; $ and shares in millions

Income from continuing operations before extraordinary loss

493

and cumulative effect of changes in accounting principles

Average shares of TXU Corp. common stock outstanding - diluted

379

Operational EPS

1.30

$

Energy Segment Operational EPS

0.28

$

Power Segment Operational EPS

1.27

$

Hedge Loss ($90 million, net of tax)

(0.25)

$

Total Operational EPS

1.30

$

Reconciliation 3
TXU Corp.
Operational EPS
For the year ended December 31, 2003; $ and shares in millions

Income from continuing operations before extraordinary loss and cumulative effect of changes in accounting principles

737

$

Less Preference stock dividends

(22)

Operational earnings

715

After-tax interest on preferred membership interests in TXU Energy

53

Adjusted operational earnings for diluted EPS calculation

768

Less TXU Gas net income

40

Less Australia segment net income

102

Less TXU Gas and Australia segment intercompany interest to TXU Corp

22

Operational earnings - after transactions

604

$

Average shares of common stock outstanding - diluted (millions)

379

Operational earnings per share - diluted

2.03

$

Operational earnings - after transactions per share - diluted

1.59

$

Reconciliation 4
TXU Corp.
Free cash flow and capital expenditures
For the year ended December 31, 2003; $ millions

Cash provided by operating activities

2,798

$

Less changes in operating assets and liabilities:

Accounts receivable - trade

367

Inventories

(67)

Accounts payable - trade

(5)

Commodity contract assets and liabilities

25

Margin deposits

25

Other assets

382

Other liabilities

355

   Total changes in operating assets and liabilities

1,082

Less Capital expenditures:

Capital expenditures

956

Nuclear fuel

44

   Total capital expenditures

1,000

Free cash flow

716

$

Reconciliation 5
TXU Corp.
Return on Invested Capital (ROIC)
For the year ended December 31, 2003; $ millions

Operational earnings

715

Preference stock dividends

22

Interest expense and related charges

975

Taxes at 35%

341

After-tax intersest expense and related charges

634

Total Return

1,371

Average invested capital

20,322

Return on invested capital

6.7%

Reconciliation 6
TXU Corp.
Gross interest coverage
For the year ended December 31, 2003; $ millions

45

Income from continuing operations before interest, tax and D&A:

Income before income taxes, extraordinary loss and cumulative effect of change in accounting principles

1,051

$

Interest expense and related charges

975

Depreciation and amortization, other than goodwill

886

Income from continuing operations before interest, tax and D&A

2,912

$

Gross interest

975

Gross interest coverage

3.0